Exhibit 10.18.2

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT

Amendment No. 2 to Master Repurchase Agreement, dated as of October 21, 2020 (this “Amendment”), among NATIONAL FOUNDERS LP (the “Buyer”), FACO CROP LOANS LLC (the “Seller”), FACO CROP LOAN FINANCING TRUST C1 (the “Trust Subsidiary”) and FINANCE OF AMERICA COMMERCIAL LLC (the “Guarantor”).

RECITALS

The Buyer, Seller and Trust Subsidiary are parties to that certain Master Repurchase Agreement, dated as of March 18, 2020 (as amended by Amendment No. 1, dated as of July 30, 2020, the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”). The Guarantor is party to that certain Guaranty, dated as of March 18, 2020, (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) made in favor of the Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer, Seller, Trust Subsidiary and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, Seller, Trust Subsidiary and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement are hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1 deleting the definitions of “Collection Account”, “Hedging Agreement”, “Irrevocable Instruction Letter”, “Master Servicer Side Letter”, “Master Servicing Agreement”, “Remittance Date”, “Reserve Account” “Servicer”, “Servicer Account”, “Servicer Account Control Agreement”, “Servicer Termination Event” and “Transaction Document” in their entirety and replacing them with the following:

“Collection Account” means (a) with respect to KeyBank acting in its capacity as Subservicer, the “Collection Account” and all related sub-accounts, as defined in the applicable Subservicing Agreement, established by KeyBank pursuant to the terms of such Subservicing Agreement and (b) with respect to FarmOp Capital, LLC acting in its capacity as Master Servicer, the “Master Collection Account” established by the Master Servicer at Western Alliance pursuant to the terms of such Servicing Agreement; in each instance into which all collections, remittances and other proceeds on, or in respect of, the Contributed Crop Loans shall be deposited by the Servicers, and which is subject to the Servicer Account Control Agreement. For the avoidance of doubt, the Collection Account shall not include other “collection accounts” maintained by the Subservicer or Master Servicer to hold amounts in respect of Crop Loans that are other than Contributed Crop Loans.

“Hedging Agreement” means, with respect to each Contributed Crop Loan, either (A) each security agreement and assignment of hedging account, among Seller, as secured party, Obligor, as debtor, and Broker or (B) each commodity account control agreement, among Seller, as secured party, Obligor, as debtor, Broker and AgYield, LLC, as authorized CTA.

“Irrevocable Instruction Letter” means that certain (i) Irrevocable Instruction Agreement to Security Agreement and Assignment of Hedging Account, dated as of October 21, 2020, among Buyer, Seller Parties, Broker and Master Servicer, as the same may be amended, restated, supplemented or otherwise modified from time to time which instructs Broker to remit all payments payable to the Master Servicer under any Hedging Agreement (as defined therein) to the applicable Collection Account and (ii) Irrevocable Instruction Agreement to Commodity Account Control Agreement, dated as of October 21, 2020, among Buyer, Seller Parties, Broker and Master Servicer, as the same may be amended, restated, supplemented or otherwise modified from time to time which instructs Broker to remit all payments payable to the Master Servicer under any Control Agreement (as defined therein) to the applicable Collection Account.

“Master Servicer Side Letter” means (a) that certain master servicer side letter, dated as of March 18, 2020, among Buyer, Seller Parties and Master Servicer as the same may be amended, restated, supplemented or otherwise modified from time to time, (b) that certain master servicer side letter, dated as of October 21, 2020, among Buyer, Seller Parties and Master Servicer as the same may be amended, restated, supplemented or otherwise modified from time to time and (c) any other letter agreement in form and substance acceptable to the parties which, in the case of clauses (a), (b) and (c), instructs Master Servicer to take direction from Buyer pursuant to the terms therein.

“Master Servicing Agreement” means (i) that certain Amended and Restated Servicing Agreement, dated as of March 16, 2020 entered into between Seller Parties and Master Servicer, as the same may be amended, restated, supplemented or otherwise modified from time to time and (ii) that certain Servicing Agreement, dated as of October 21, 2020 entered into between Seller and Master Servicer, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Remittance Date” has the meaning assigned to such term in the Subservicing Agreement or Master Servicing Agreement, as applicable.

“Reserve Account” means (a) with respect to KeyBank acting in its capacity as Subservicer, the “Reserve Account” and all related sub-accounts, as defined in the Subservicing Agreement, established by the Subservicer pursuant to the terms of the Subservicing Agreement and (b) with respect to FarmOp Capital, LLC acting in its capacity as Master Servicer, the “Master Advance Funds Account” set up by the Master Servicer at Western Alliance; in each instance into which the proceeds of each Contributed Crop Loan and any interest reserve amounts related thereto are held, and which is subject to the Servicer Account Control Agreement. For the avoidance of doubt, the Reserve Account shall not include other “reserve accounts” maintained by the Subservicer or Master Servicer to hold amounts in respect of Crop Loans that are other than Contributed Crop Loans.

“Servicer” means each of (a) the Master Servicer, (b) each Subservicer and (c) any other Third Party Servicer appointed to act as a servicer, subservicer or back-up servicer, in each case, as appointed by the Seller Parties and approved by Buyer in its sole discretion.

“Servicer Account” means each Reserve Account and each Collection Account, each of which is subject to the Servicer Account Control Agreement.

“Servicer Account Control Agreement” means that certain (i) Deposit Account Control Agreement, dated as of March 18, 2020, among Buyer, Seller Parties, KeyBank, in its capacity as bank and Subservicer and Master Servicer; (ii) Deposit Account Control Agreement, dated as of October 21, 2020, among Buyer, Seller Parties and Western Alliance; or (iii) Deposit Account Control Agreement, dated as of October 21, 2020, among Buyer, Seller Parties and Western Alliance; in each case, governing the applicable Servicer Account, as each may be amended, restated, supplemented or otherwise modified from time to time.

“Servicer Termination Event” means, with respect to the applicable Servicer, the occurrence of any of the following conditions or events:

(a) Seller Parties or Buyer shall have received notice or shall have actual knowledge that such Servicer has violated any representation, warranty or covenant under the applicable Servicing Agreement, the applicable Subservicer Side Letter or the applicable Master Servicer Side Letter, as applicable;

(b) an event of default has occurred and is continuing beyond any applicable notice or grace periods under the related Servicing Agreement with respect to such Servicer;

(c) a Material Adverse Effect shall occur with respect to such Servicer; or

(d) with respect to FarmOp Capital, LLC in its capacity as a Servicer, Keir Renick ceases, at any time, to manage and lead the day-to-day business, operations, management and strategy of FarmOp Capital, LLC in the same or similar capacity as of the Effective Date.

“Transaction Document” means, collectively, this Agreement, the Guaranty, the Trust Agreement, the Custodial Agreement, the Repo Account Control Agreement, each Servicer Account Control Agreement, each Power of Attorney, each Master Servicing Agreement, each Master Servicer Side Letter, each Subservicing Agreement, each Subservicer Side Letter, the Irrevocable Instruction Letter, the Right of First Offer Letter, any Verification Agent Agreement, the ECCA and all executed Transaction Requests and Confirmations.

1.2 adding the following definitions in their proper alphabetical order:

“KeyBank” means KeyBank National Association in its capacity as a bank in connection with the applicable Servicer Account Control Agreement or in its capacity as a Subservicer in connection with the applicable Subservicing Agreement and related Subservicer Side Letter.

“Western Alliance” means Western Alliance Bank, in its capacity as a bank in connection with the applicable Servicer Account Control Agreement.

1.3 deleting the definition of “Security agreement and Assignment of Hedging Account” in its entirety and any and all references thereto and replacing them in their entirety with “Hedging Agreement”.

SECTION 2. Program; Commitment Fee; Initiation of Transactions. Section 3 of the Existing Repurchase Agreement is hereby amended by deleting paragraph c. in its entirety and replacing it with the following:

2.1 c. With respect to each Transaction, Seller shall give Buyer at least [***] prior notice (which may be delivered via email) of any proposed Purchase Date (the date on which such notice is given, the “Notice Date”). On the Notice Date, the Seller Parties shall (i) request that Buyer enter into a Transaction by furnishing to Buyer a Transaction Request and Confirmation (with respect to each Eligible Asset, including any Contributed Crop Loans for which Seller has requested a corresponding Purchase Price Increase hereunder); (ii) deliver to Buyer, Verification Agent and Custodian an Asset Tape, (iii) identify the applicable Subservicer (if any) and (iv) provide any additional information reasonably requested by the Verification Agent.

SECTION 3. Income Payments. Section 8 of the Existing Repurchase Agreement is hereby amended by deleting paragraph a. in its entirety and replacing it with the following:

a. If Income is paid in respect of any Purchased Asset or Contributed Crop Loan during the term of a Transaction, such Income shall be the property of Buyer. Each Seller Party shall and shall cause the Master Servicer and applicable Subservicer to, deposit all Income with respect to each Purchased Asset and Contributed Crop Loan into the applicable Servicer Account in accordance with the applicable Servicing Agreement or Subservicer Side Letter, as applicable. Notwithstanding anything to the contrary in any Servicing Agreement, each Seller Party shall cause the applicable Servicer or Subservicer to deposit into the Repo Account all Income (net of any fees due and owing to the Subservicer as permitted under the applicable Subservicing Agreement and applicable Subservicer Side Letter) on deposit in the related Servicer Account representing good funds as of the close of business on the last day of the month preceding the related Remittance Date. All Income shall be held in trust for the benefit of Buyer and shall constitute the property of the Buyer except for tax and GAAP purposes as to which it shall be treated as income and property of the applicable Seller Party.

SECTION 4. Servicing. Section 12 of the Existing Repurchase Agreement is hereby amended by deleting paragraph a. in its entirety and replacing it with the following:

a. The Seller Parties, on Buyer’s behalf, shall contract with each of Master Servicer and Subservicer, as applicable, to service the Contributed Crop Loans pursuant to the applicable Servicing Agreement and in accordance with the Accepted Servicing Practices. Pursuant to the terms of the applicable Servicing Agreements, the Subservicer and Master Servicer have established the Servicer Accounts in the name of Seller, and each Servicer Account shall be subject to the terms of the applicable Servicer Account Control Agreement.

SECTION 5. Representations and Warranties With Respect to Contributed Crop Loans. Schedule 1A to the Existing Repurchase Agreement is hereby amended by deleting paragraphs (e) and (uu) in their entirety and replacing them with the following:

(a) (e) Maximum Maturity Date. The Contributed Crop Loan does not have a maturity date that is greater than [***] from the Purchase Price Increase Date with respect to such Contributed Crop Loan.

(uu) Hedging Agreement. The Obligor under the Contributed Crop Loan has entered into one or a combination of Hedging Agreements that in combination with forward contracts and/or underwriting discounts equal a hedge value greater than or equal to the principal amount of the Contributed Crop Loan. The Obligor granted a security interest in and assigned all hedging funds that may exist in any hedging account maintained at the Broker pursuant to the terms of each Hedging Agreement to Seller (and its successors and assigns).

SECTION 6. Acknowledgment. Each of the parties hereto hereby acknowledges and agrees that the Maximum Aggregate Purchase Price as of the date hereof is [***].

SECTION 7. Conditions Precedent. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions precedent:

7.1 Delivered Documents. On the date hereof, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by the duly authorized officers of the Buyer, Seller, Trust Subsidiary and Guarantor;

(b) the Master Servicing Agreement, executed and delivered by the duly authorized officers of FarmOp Capital, LLC and Seller;

(c) the Master Servicer Side Letter, executed and delivered by the duly authorized officers of the Buyer, Seller and Trust Subsidiary;

(d) the Deposit Account Control Agreement, executed and delivered by the duly authorized officers of the Buyer, Seller, Trust Subsidiary and Western Alliance;

(e) the Deposit Account Control Agreement, executed and delivered by the duly authorized officers of the Buyer, Seller, Trust Subsidiary and Western Alliance;

(f) UCC-3 Amendment for UCC file number 2020 2039883;

(g) the Loan Subservicing Agreement, executed and delivered by the duly authorized officers of Alter Domus (US) LLC and FarmOp Capital LLC;

(h) the Customer Agreement, executed and delivered by the duly authorized officers of MineralTree, Inc. and FarmOp Capital Technology, LLC;

(i) the Irrevocable Instruction Letter, executed and delivered by the duly authorized officers of ADM Investor Services, Inc., FarmOp Capital, LLC, Seller, Trust Subsidiary and Buyer;

(j) the Irrevocable Instruction Letter, executed and delivered by the duly authorized officers of ADM Investor Services, Inc., FarmOp Capital, LLC, Seller, Trust Subsidiary, Buyer and KeyBank National Association

(k) the Irrevocable Instruction Letter, executed and delivered by the duly authorized officers of ADM Investor Services, Inc., FarmOp Capital, LLC, Seller, Trust Subsidiary and Buyer;

(l) Termination of Amended and Restated Side Letter – Right of First Offer, executed and delivered by the duly authorized officers of Buyer, Seller and Trust Subsidiary; and

(m) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 8. Representations and Warranties. Each of the Seller and Trust Subsidiary hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on Seller’s or Trust Subsidiary’s part, as applicable, to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and the Seller and Trust Subsidiary hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement as of the date hereof are true and correct in all material respects, except to the extent such representations relate to a date prior to the date hereof, in which case the representations and warranties are true and correct in all material respects as of such date.

SECTION 9. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 10. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999

and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.

SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 13. Reaffirmation of Guaranty. Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller and Trust Subsidiary to Buyer under the Existing Repurchase Agreement, as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

NATIONAL FOUNDERS LP, as Buyer

By:	/s/ Brett M. Samsky
Name: Brett M. Samsky
Title: CEO

FACO CROP LOANS LLC, as Seller

By:	/s/ Cameron Seymore
Name: Cameron Seymore
Title: Managing Director

FACO CROP LOAN FINANCING TRUST C1, as Trust Subsidiary

By: FACO Crop Loans LLC, as its Administrator

By:	/s/ Cameron Seymore
Name: Cameron Seymore
Title: Managing Director

FINANCE OF AMERICA COMMERCIAL LLC, as Guarantor

By:	/s/ Robert Conway
Name: Robert Conway
Title: Treasurer

Signature Page to Amendment No. 2 to Master Repurchase Agreement